Other Deductions, Net	12 Months Ended
Sep. 30, 2014
Other Deductions, Net [Abstract]
Other Deductions, Net

Other deductions, net are summarized as follows:
	2012	2013	2014
Amortization of intangibles (intellectual property and customer relationships)	$241	220	225
Rationalization of operations	119	78	55
Other	91	65	113
Gains, net	(50)	(1)	—
Total	$401	362	393

Other is composed of several items that are individually immaterial, including foreign currency transaction gains and losses, bad debt expense, equity investment income and losses, litigation and other items. Other increased in 2014 primarily due to the Company's $34 share of losses from its equity investment in Artesyn (principally restructuring costs), the impact of a $13 China research credit in 2013 and several other items. Reduced foreign currency transaction losses of $20 partially offset the increase. Other decreased in 2013 due to the research credit, lower foreign currency transaction losses and the comparative impact from a loss on the sale of the Knaack business in 2012. Gains, net in 2012 includes dumping duties of $43 collected from U.S. Customs.